Exhibit 99.2

Supplemental Financial Information July 30, 2018

Supplemental Financial Information For the quarter ended June 30, 2018 July 30, 2018

Supplemental Financial Information July 30, 2018

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q2 2018 – Q2 2017	10
Consolidated Statements of Operations Q2 and YTD 2018/2017	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q2 and YTD 2018/2017	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q2 and YTD 2018/2017	14
Pro Forma Consolidated Statements of Operations Q2 2018 – Q3 2017, FY 2017	15
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q2 2018	16
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q2 2018	17
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q2 2018 Footnotes	18
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q2 YTD 2018	19
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q2 YTD 2018	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q2 YTD 2018 Footnotes	21
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2017	22
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2017	23
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2017 Footnotes	24
EARNINGS GUIDANCE	25
Earnings Guidance for Q3 and FY 2018	26

Supplemental Financial Information July 30, 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q3 and FY 2018	28
CAPITALIZATION	29
Comparative Capitalization Q2 2018 – Q2 2017	30
Consolidated Debt Summary Schedule	31
Consolidated Amortization and Debt Maturity Schedule as of June 30, 2018	32
PROPERTY-LEVEL DATA	33
Hotel Information as of July 30, 2018	34
PROPERTY-LEVEL OPERATING STATISTICS	35
Property-Level Operating Statistics Q2 2018/2017	36
Property-Level Operating Statistics Q2 YTD 2018/2017	37
OPERATING STATISTICS BY BRAND & GEOGRAPHY	38
Operating Statistics by Brand Q2 and YTD 2018/2017	39
24 Hotel Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDAre Contribution by Brand	40
Operating Statistics by Region Q2 and YTD 2018/2017	41
PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	42
Property-Level Adjusted EBITDAre Q2 and YTD 2018/2017	43
Property-Level Adjusted EBITDAre Q2 and YTD 2018/2017 Footnotes	44
Property-Level Adjusted EBITDAre Margins Q2 and YTD 2018/2017	45
Property-Level Adjusted EBITDAre Margins Q2 and YTD 2018/2017 Footnotes	46
Property-Level Adjusted EBITDAre Reconciliation Q2 2018	47
Property-Level Adjusted EBITDAre Reconciliation Q2 2017	48
Property-Level Adjusted EBITDAre Reconciliation Q2 2018/2017 Footnotes	49
Property Level Adjusted EBITDAre Reconciliation Q2 YTD 2018	50
Property Level Adjusted EBITDAre Reconciliation Q2 YTD 2017	51
Property Level Adjusted EBITDAre Reconciliation Q2 YTD 2018/2017 Footnotes	52

Supplemental Financial Information July 30, 2018

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information July 30, 2018

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (“REIT”) that as of July 30, 2018 has interests in 24 hotels comprised of 12,046 rooms. Sunstone’s primary business is to acquire, own, asset manage and renovate hotels considered to be Long-Term Relevant Real Estate, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of Long-Term Relevant Real Estate in the hospitality sector. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information July 30, 2018

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of July 30, 2018, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information July 30, 2018

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions. Our presentation of Adjusted EBITDAre, excluding noncontrolling interest results in a similar metric as our previous disclosure of Adjusted EBITDA.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information July 30, 2018

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Noncash ground rent: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information July 30, 2018

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We  also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. Additionally, we include an adjustment for the cash ground lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are capital leases, and, therefore, we include a portion of the capital lease payments each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciable assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and capital lease obligations, the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as changes to deferred tax assets or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 24 Hotel Comparable Portfolio is comprised of all hotels we owned as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018, and includes both our results and the prior owner’s results for the Oceans Edge Resort & Marina acquired in July 2017. We obtained prior ownership information from the Oceans Edge Resort & Marina’s previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition. We caution you not to place undue reliance on the prior ownership information. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information July 30, 2018

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information July 30, 2018

Condensed Consolidated Balance Sheets
Q2 2018 – Q2 2017

(In thousands)	June 30, 2018 (1)	March 31, 2018 (2)	December 31, 2017 (3)	September 30, 2017 (4)	June 30, 2017 (5)
Assets
Investment in hotel properties:
Land	$604,866	$605,054	$605,054	$623,493	$529,401
Buildings & improvements	3,039,104	3,067,473	3,049,569	3,195,726	3,163,757
Furniture, fixtures, & equipment	488,042	496,492	484,749	502,775	522,623
Other	117,962	115,365	103,631	89,021	84,544
	4,249,974	4,284,384	4,243,003	4,411,015	4,300,325
Less accumulated depreciation & amortization	(1,160,793)	(1,173,497)	(1,136,937)	(1,175,962)	(1,195,356)
	3,089,181	3,110,887	3,106,066	3,235,053	3,104,969

Other noncurrent assets, net	35,102	33,016	23,622	24,787	16,876

Current assets:
Cash and cash equivalents	544,900	467,050	488,002	466,519	597,318
Restricted cash	74,989	79,336	71,309	71,546	66,415
Other current assets, net	59,052	62,496	46,006	56,592	56,371
Assets held for sale, net	42,389	—	122,807	—	—
Total assets	$3,845,613	$3,752,785	$3,857,812	$3,854,497	$3,841,949

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information July 30, 2018

Condensed Consolidated Balance Sheets
Q2 2018– Q2 2017 (cont.)

(In thousands)	June 30, 2018 (1)	March 31, 2018 (2)	December 31, 2017 (3)	September 30, 2017 (4)	June 30, 2017 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$5,653	$5,569	$5,477	$9,161	$9,023
Other current liabilities	118,553	110,685	236,893	115,825	109,989
Liabilities of assets held for sale	4,061	—	189	—	—
Total current liabilities	128,267	116,254	242,559	124,986	119,012

Notes payable, less current portion, net	974,309	975,779	977,282	977,634	980,066
Capital lease obligations, less current portion	26,904	26,854	26,804	26,756	15,574
Other liabilities	30,802	31,041	28,989	29,774	36,631
Total liabilities	1,160,282	1,149,928	1,275,634	1,159,150	1,151,283

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,283	2,256	2,253	2,253	2,252

Additional paid in capital	2,724,379	2,677,099	2,679,221	2,677,251	2,672,216
Retained earnings	1,017,181	968,293	932,277	912,881	897,968
Cumulative dividends and distributions	(1,299,121)	(1,284,501)	(1,270,013)	(1,136,119)	(1,121,645)
Total stockholders' equity	2,634,722	2,553,147	2,533,738	2,646,266	2,640,791
Noncontrolling interest in consolidated joint venture	50,609	49,710	48,440	49,081	49,875
Total equity	2,685,331	2,602,857	2,582,178	2,695,347	2,690,666
Total liabilities and equity	$3,845,613	$3,752,785	$3,857,812	$3,854,497	$3,841,949

(1)	As presented on Form 10-Q to be filed in August 2018.
(2)	As presented on Form 10-Q filed on May 8, 2018.
(3)	As presented on Form 10-K filed on February 14, 2018.
(4)	As presented on Form 10-Q filed on November 1, 2017.
(5)	As presented on Form 10-Q filed on August 3, 2017.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information July 30, 2018

Consolidated Statements of Operations
Q2 and YTD 2018/2017

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2018	2017	2018	2017
Revenues
Room	$220,304	$223,653	$400,580	$414,020
Food and beverage	79,292	78,621	153,558	154,122
Other operating	17,851	16,522	34,755	31,397
Total revenues	317,447	318,796	588,893	599,539
Operating expenses
Room	54,900	54,557	105,995	105,849
Food and beverage	50,885	50,969	101,039	101,506
Other operating	4,357	4,033	8,298	7,864
Advertising and promotion	14,316	14,911	28,222	29,857
Repairs and maintenance	10,851	10,796	21,954	21,763
Utilities	6,974	7,291	14,449	14,513
Franchise costs	9,961	9,881	17,814	17,936
Property tax, ground lease and insurance	21,508	20,791	43,289	42,078
Other property-level expenses	35,518	35,766	69,425	70,504
Corporate overhead	7,594	7,573	14,696	14,352
Depreciation and amortization	37,334	39,525	74,022	80,332
Impairment loss	1,394	—	1,394	—
Total operating expenses	255,592	256,093	500,597	506,554
Operating income	61,855	62,703	88,296	92,985
Interest and other income	2,966	849	4,457	1,570
Interest expense	(11,184)	(13,084)	(20,060)	(24,333)
Loss on extinguishment of debt	—	—	—	(4)
Gain on sale of assets	—	1,189	15,659	45,474
Income before income taxes	53,637	51,657	88,352	115,692
Income tax (provision) benefit, net	(2,375)	(242)	1,365	(450)
Net income	51,262	51,415	89,717	115,242
Income from consolidated joint venture attributable to noncontrolling interest	(2,374)	(2,183)	(4,813)	(4,175)
Preferred stock dividends	(3,207)	(3,207)	(6,414)	(6,414)
Income attributable to common stockholders	$45,681	$46,025	$78,490	$104,653

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.20	$0.21	$0.35	$0.47

Basic and diluted weighted average common shares outstanding	225,232	220,130	224,760	219,614

Distributions declared per common share	$0.05	$0.05	$0.10	$0.10

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information July 30, 2018

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q2 and YTD 2018/2017

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2018	2017	2018	2017
Net income	$51,262	$51,415	$89,717	$115,242
Operations held for investment:
Depreciation and amortization	37,334	39,525	74,022	80,332
Amortization of lease intangibles	63	63	126	126
Interest expense	11,184	13,084	20,060	24,333
Income tax provision (benefit), net	2,375	242	(1,365)	450
Loss (gain) on sale of assets, net	6	(1,180)	(15,663)	(45,750)
Impairment loss	1,394	—	1,394	—
EBITDAre	103,618	103,149	168,291	174,733

Operations held for investment:
Amortization of deferred stock compensation	2,865	2,591	4,865	4,340
Amortization of favorable and unfavorable contracts, net	2	96	5	195
Noncash ground rent	(292)	(285)	(573)	(560)
Capital lease obligation interest - cash ground rent	(589)	(351)	(1,178)	(702)
Loss on extinguishment of debt	—	—	—	4
Hurricane-related insurance proceeds net of uninsured losses	(1,084)	—	(1,015)	—
Closing costs - completed acquisitions	—	374	—	374
Prior year property tax adjustments, net	136	(101)	117	(101)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,374)	(2,183)	(4,813)	(4,175)
Depreciation and amortization	(640)	(612)	(1,278)	(1,487)
Interest expense	(489)	(488)	(924)	(945)
Noncash ground rent	73	73	145	145
	(2,392)	(886)	(4,649)	(2,912)
Adjusted EBITDAre, excluding noncontrolling interest	$101,226	$102,263	$163,642	$171,821

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information July 30, 2018

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 and YTD 2018/2017

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2018	2017	2018	2017
Net income	$51,262	$51,415	$89,717	$115,242
Preferred stock dividends	(3,207)	(3,207)	(6,414)	(6,414)
Operations held for investment:
Real estate depreciation and amortization	37,243	39,402	73,837	80,080
Amortization of lease intangibles	63	63	126	126
Loss (gain) on sale of assets, net	6	(1,180)	(15,663)	(45,750)
Impairment loss	1,394	—	1,394	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,374)	(2,183)	(4,813)	(4,175)
Real estate depreciation and amortization	(640)	(612)	(1,278)	(1,487)
FFO attributable to common stockholders	83,747	83,698	136,906	137,622

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	2	96	5	195
Noncash ground rent	(292)	(285)	(573)	(560)
Noncash interest on derivatives and capital lease obligations, net	(1,040)	1,006	(4,177)	349
Loss on extinguishment of debt	—	—	—	4
Hurricane-related insurance proceeds net of uninsured losses	(1,084)	—	(1,015)	—
Closing costs - completed acquisitions	—	374	—	374
Prior year property tax adjustments, net	136	(101)	117	(101)
Noncash income tax provision (benefit), net	2,147	—	(1,819)	—
Noncontrolling interest:
Noncash ground rent	73	73	145	145
Noncash interest on derivative, net	(4)	—	(1)	(4)
	(62)	1,163	(7,318)	402
Adjusted FFO attributable to common stockholders	$83,685	$84,861	$129,588	$138,024
FFO attributable to common stockholders per diluted share	$0.37	$0.38	$0.61	$0.63
Adjusted FFO attributable to common stockholders per diluted share	$0.37	$0.38	$0.58	$0.63

Basic weighted average shares outstanding	225,232	220,130	224,760	219,614
Shares associated with unvested restricted stock awards	277	291	310	277
Diluted weighted average shares outstanding	225,509	220,421	225,070	219,891

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information July 30, 2018

Pro Forma Consolidated Statements of Operations
Q2 2018 – Q3 2017, FY 2017

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	June 30,	March 31,	December 31,	September 30,	December 31,
	2018	2018	2017	2017	2017
Revenues
Room	$214,628	$174,855	$187,110	$200,807	$774,022
Food and beverage	75,470	71,090	67,296	62,223	267,815
Other operating	16,835	16,022	15,445	18,017	62,961
Total revenues	306,933	261,967	269,851	281,047	1,104,798

Operating Expenses
Room	53,352	49,574	49,549	50,832	199,317
Food and beverage	48,505	47,898	45,777	44,355	181,047
Other expenses	99,327	95,043	92,595	97,680	378,078
Corporate overhead	7,594	7,102	7,232	7,233	28,817
Depreciation and amortization	36,445	35,804	35,849	36,980	148,627
Impairment loss	1,394	—	5,626	34,427	40,053
Total operating expenses	246,617	235,421	236,628	271,507	975,939

Operating Income	60,316	26,546	33,223	9,540	128,859

Interest and other income	2,966	1,491	1,743	1,027	4,340
Interest expense	(11,184)	(8,876)	(10,425)	(17,008)	(51,766)
Loss on extinguishment of debt	—	—	(820)	—	(824)
Income (loss) before income taxes and discontinued operations	52,098	19,161	23,721	(6,441)	80,609
Income tax (provision) benefit, net	(2,375)	3,740	(4,766)	12,991	7,775
Income from continuing operations	49,723	22,901	18,955	6,550	88,384
Income from discontinued operations	—	—	—	7,000	7,000
Net Income	$49,723	$22,901	$18,955	$13,550	$95,384

Adjusted EBITDAre, excluding noncontrolling interest (2)	$98,798	$61,637	$74,750	$81,339	$316,487

(1)

Includes the Company's ownership results and prior ownership results for the 24 Hotel Comparable Portfolio, along with the reduction of rental expense due to the acquisitions of previously leased building space and land at the Renaissance Washington DC and JW Marriott New Orleans, respectively. Excludes the Company's ownership results for the Hyatt Regency Newport Beach due to its sale in July 2018, the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018, and the Marriott Park City and Fairmont Newport Beach due to their sales in June 2017 and February 2017, respectively.

(2)

Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the three and six months ended June 30, 2018 and the year ended December 31, 2017 can be found on pages 16, 19 and 22, respectively, of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q2 2018

	Three Months Ended June 30, 2018
		Disposition:	Acquisition:	Acquisition:	Issuance:
		Hyatt Regency	Renaissance DC	JW Marriott	Common	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Space Rights (3)	New Orleans Land (4)	Stock (5)	Forma (6)

Net income	$51,262	$(1,914)	$219	$156	$—	$49,723
Operations held for investment:
Depreciation and amortization	37,334	(889)	—	—	—	36,445
Amortization of lease intangibles	63	—	—	—	—	63
Interest expense	11,184	—	—	—	—	11,184
Income tax provision	2,375	—	—	—	—	2,375
Loss on sale of assets, net	6	—	—	—	—	6
Impairment loss	1,394	—	—	—	—	1,394
EBITDAre	103,618	(2,803)	219	156	—	101,190

Operations held for investment:
Amortization of deferred stock compensation	2,865	—	—	—	—	2,865
Amortization of favorable and unfavorable contracts, net	2	—	—	—	—	2
Noncash ground rent	(292)	—	—	—	—	(292)
Capital lease obligation interest - cash ground rent	(589)	—	—	—	—	(589)
Hurricane-related insurance proceeds net of uninsured losses	(1,084)	—	—	—	—	(1,084)
Prior year property tax adjustments, net	136	—	—	—	—	136
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,374)	—	—	—	—	(2,374)
Depreciation and amortization	(640)	—	—	—	—	(640)
Interest expense	(489)	—	—	—	—	(489)
Noncash ground rent	73	—	—	—	—	73
	(2,392)	—	—	—	—	(2,392)

Adjusted EBITDAre, excluding noncontrolling interest	$101,226	$(2,803)	$219	$156	$—	$98,798

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 2018

	Three Months Ended June 30, 2018
		Disposition:	Acquisition:	Acquisition:	Issuance:
		Hyatt Regency	Renaissance DC	JW Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Space Rights (3)	New Orleans Land (4)	Stock (5)	Forma (6)

Net income	$51,262	$(1,914)	$219	$156	$—	$49,723
Preferred stock dividends	(3,207)	—	—	—	—	(3,207)
Operations held for investment:
Real estate depreciation and amortization	37,243	(889)	—	—	—	36,354
Amortization of lease intangibles	63	—	—	—	—	63
Loss on sale of assets, net	6	—	—	—	—	6
Impairment loss	1,394	—	—	—	—	1,394
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,374)	—	—	—	—	(2,374)
Real estate depreciation and amortization	(640)	—	—	—	—	(640)
FFO attributable to common stockholders	83,747	(2,803)	219	156	—	81,319

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	2	—	—	—	—	2
Noncash ground rent	(292)	—	—	—	—	(292)
Noncash interest on derivatives and capital lease obligations, net	(1,040)	—	—	—	—	(1,040)
Hurricane-related insurance proceeds net of uninsured losses	(1,084)	—	—	—	—	(1,084)
Prior year property tax adjustments, net	136	—	—	—	—	136
Noncash income tax provision	2,147	—	—	—	—	2,147
Noncontrolling interest:
Noncash ground rent	73	—	—	—	—	73
Noncash interest on derivative	(4)	—	—	—	—	(4)
	(62)	—	—	—	—	(62)

Adjusted FFO attributable to common stockholders	$83,685	$(2,803)	$219	$156	$—	$81,257

FFO attributable to common stockholders per diluted share	$0.37					$0.36

Adjusted FFO attributable to common stockholders per diluted share	$0.37					$0.36

Basic weighted average shares outstanding	225,232				1,819	227,051
Shares associated with unvested restricted stock awards	277				—	277
Diluted weighted average shares outstanding	225,509				1,819	227,328

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
Q2 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 25 hotels owned by the Company as of June 30, 2018, as well as results for the Hyatt Regency Newport Beach prior to its disposition in July 2018.

(2)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(3)

Acquisition: Renaissance DC Space Rights represents the reduction in lease space rental expense payable to a third party due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the building in May 2018.

(4)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(5)	Issuance: Common Stock represents the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2018.
(6)

Pro Forma represents the Company's ownership results for the 24 Hotel Comparable Portfolio, as well as the common stock issuance in 2018 and the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q2 YTD 2018

	Six Months Ended June 30, 2018
		Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Issuance:
		Marriott	Marriott	Hyatt Regency	Renaissance DC	JW Marriott	Common	Pro
(In thousands)	Actual (1)	Philadelphia (2)	Quincy (3)	Newport Beach (4)	Space Rights (5)	New Orleans Land (6)	Stock (7)	Forma (8)

Net income	$89,717	$(15,056)	$340	$(3,235)	$546	$312	$—	$72,624
Operations held for investment:
Depreciation and amortization	74,022	—	—	(1,773)	—	—	—	72,249
Amortization of lease intangibles	126	—	—	—	—	—	—	126
Interest expense	20,060	—	—	—	—	—	—	20,060
Income tax benefit, net	(1,365)	—	—	—	—	—	—	(1,365)
Gain on sale of assets, net	(15,663)	15,408	251	—	—	—	—	(4)
Impairment loss	1,394	—	—	—	—	—	—	1,394
EBITDAre	168,291	352	591	(5,008)	546	312	—	165,084

Operations held for investment:
Amortization of deferred stock compensation	4,865	—	—	—	—	—	—	4,865
Amortization of favorable and unfavorable contracts, net	5	—	—	—	—	—	—	5
Noncash ground rent	(573)	—	—	—	—	—	—	(573)
Capital lease obligation interest - cash ground rent	(1,178)	—	—	—	—	—	—	(1,178)
Hurricane-related insurance proceeds net of uninsured losses	(1,015)	—	—	—	—	—	—	(1,015)
Prior year property tax adjustments, net	117	—	—	—	—	—	—	117
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(4,813)	—	—	—	—	—	—	(4,813)
Depreciation and amortization	(1,278)	—	—	—	—	—	—	(1,278)
Interest expense	(924)	—	—	—	—	—	—	(924)
Noncash ground rent	145	—	—	—	—	—	—	145
	(4,649)	—	—	—	—	—	—	(4,649)

Adjusted EBITDAre, excluding noncontrolling interest	$163,642	$352	$591	$(5,008)	$546	$312	$—	$160,435

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 YTD 2018

	Six Months Ended June 30, 2018
		Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Issuance:
		Marriott	Marriott	Hyatt Regency	Renaissance DC	JW Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Philadelphia (2)	Quincy (3)	Newport Beach (4)	Space Rights (5)	New Orleans Land (6)	Stock (7)	Forma (8)

Net income	$89,717	$(15,056)	$340	$(3,235)	$546	$312	$—	$72,624
Preferred stock dividends	(6,414)	—	—	—	—	—	—	(6,414)
Operations held for investment:
Real estate depreciation and amortization	73,837	—	—	(1,773)	—	—	—	72,064
Amortization of lease intangibles	126	—	—	—	—	—	—	126
Gain on sale of assets, net	(15,663)	15,408	251	—	—	—	—	(4)
Impairment loss	1,394	—	—	—	—	—	—	1,394
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(4,813)	—	—	—	—	—	—	(4,813)
Real estate depreciation and amortization	(1,278)	—	—	—	—	—	—	(1,278)
FFO attributable to common stockholders	136,906	352	591	(5,008)	546	312	—	133,699

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	5	—	—	—	—	—	—	5
Noncash ground rent	(573)	—	—	—	—	—	—	(573)
Noncash interest on derivatives and capital lease obligations, net	(4,177)	—	—	—	—	—	—	(4,177)
Hurricane-related insurance proceeds net of uninsured losses	(1,015)	—	—	—	—	—	—	(1,015)
Prior year property tax adjustments, net	117	—	—	—	—	—	—	117
Noncash income tax benefit, net	(1,819)	—	—	—	—	—	—	(1,819)
Noncontrolling interest:
Noncash ground rent	145	—	—	—	—	—	—	145
Noncash interest on derivative, net	(1)	—	—	—	—	—	—	(1)
	(7,318)	—	—	—	—	—	—	(7,318)

Adjusted FFO attributable to common stockholders	$129,588	$352	$591	$(5,008)	$546	$312	$—	$126,381

FFO attributable to common stockholders per diluted share	$0.61							$0.59

Adjusted FFO attributable to common stockholders per diluted share	$0.58							$0.56

Basic weighted average shares outstanding	224,760						2,202	226,962
Shares associated with unvested restricted stock awards	310						—	310
Diluted weighted average shares outstanding	225,070						2,202	227,272

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
Q2 YTD 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 25 hotels owned by the Company as of June 30, 2018, as well as results for the Hyatt Regency Newport Beach prior to its disposition in July 2018, and the Marriott Philadelphia and the Marriott Quincy prior to their dispositions in January 2018.

(2)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(3)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(4)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(5)

Acquisition: Renaissance DC Space Rights represents the reduction in lease space rental expense payable to a third party due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the building in May 2018.

(6)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(7)	Issuance: Common Stock represents the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2018.
(8)

Pro Forma represents the Company's ownership results for the 24 Hotel Comparable Portfolio, as well as the common stock issuance in 2018 and the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Acquisition:	Issuance:
		Fairmont	Marriott	Marriott	Marriott	Hyatt Regency	Oceans Edge	Renaissance DC	JW Marriott	Common	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Park City (3)	Philadelphia (4)	Quincy (5)	Newport Beach (6)	Resort & Marina (7)	Space Rights (8)	New Orleans Land (9)	Stock (10)	Forma (11)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$(6,604)	$1,393	$1,291	$625	$—	$95,384
Operations held for investment:
Depreciation and amortization	158,634	—	(699)	(2,510)	(4,685)	(3,576)	1,463	—	—	—	148,627
Amortization of lease intangibles	251	—	—	—	—	—	—	—	—	—	251
Interest expense	51,766	—	—	—	—	—	—	—	—	—	51,766
Income tax benefit, net	(7,775)	—	—	—	—	—	—	—	—	—	(7,775)
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	—	—	—	—	—	40,053
EBITDAre	350,186	(1,019)	(2,146)	(4,740)	(8,840)	(10,180)	2,856	1,291	625	—	328,033

Operations held for investment:
Amortization of deferred stock compensation	8,042	—	—	—	—	—	—	—	—	—	8,042
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	—	—	—	(1,122)
Capital lease obligation interest - cash ground rent	(1,867)	—	—	—	—	—	—	—	—	—	(1,867)
Loss on extinguishment of debt	824	—	—	—	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	—	—	—	—	—	1,690
Closing costs - completed acquisition	729	—	—	—	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	—	—	—	(800)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	—	—	—	(7,628)
Depreciation and amortization	(2,767)	—	—	—	—	—	—	—	—	—	(2,767)
Interest expense	(1,950)	—	—	—	—	—	—	—	—	—	(1,950)
Noncash ground rent	290	—	—	—	—	—	—	—	—	—	290
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	—	—	—	(205)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	—	—	—	(7,000)
	(11,546)	—	—	—	—	—	—	—	—	—	(11,546)

Adjusted EBITDAre, excluding noncontrolling interest	$338,640	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$(10,180)	$2,856	$1,291	$625	$—	$316,487

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Acquisition:	Issuance:
		Fairmont	Marriott	Marriott	Marriott	Hyatt Regency	Oceans Edge	Renaissance DC	JW Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Park City (3)	Philadelphia (4)	Quincy (5)	Newport Beach (6)	Resort & Marina (7)	Space Rights (8)	New Orleans Land (9)	Stock (10)	Forma (11)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$(6,604)	$1,393	$1,291	$625	$—	$95,384
Preferred stock dividends	(12,830)	—	—	—	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	158,177	—	(699)	(2,510)	(4,685)	(3,576)	1,463	—	—	—	148,170
Amortization of lease intangibles	251	—	—	—	—	—	—	—	—	—	251
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	—	—	—	—	—	40,053
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	—	—	—	(7,628)
Real estate depreciation and amortization	(2,767)	—	—	—	—	—	—	—	—	—	(2,767)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	—	—	—	(7,000)
FFO attributable to common stockholders	275,513	(1,019)	(2,146)	(4,740)	(8,840)	(10,180)	2,856	1,291	625	—	253,360

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	—	—	—	(1,122)
Noncash interest on derivatives and capital lease obligations, net	3,106	—	—	—	—	—	—	—	—	—	3,106
Loss on extinguishment of debt	824	—	—	—	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	—	—	—	—	—	1,690
Closing costs - completed acquisition	729	—	—	—	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	—	—	—	(800)
Noncash income tax benefit, net	(9,235)	—	—	—	—	—	—	—	—	—	(9,235)
Noncontrolling interest:
Noncash ground rent	290	—	—	—	—	—	—	—	—	—	290
Noncash interest on derivative, net	(30)	—	—	—	—	—	—	—	—	—	(30)
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	—	—	—	(205)
	(4,535)	—	—	—	—	—	—	—	—	—	(4,535)

Adjusted FFO attributable to common stockholders	$270,978	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$(10,180)	$2,856	$1,291	$625	$—	$248,825

FFO attributable to common stockholders per diluted share	$1.24										$1.12

Adjusted FFO attributable to common stockholders per diluted share	$1.22										$1.10

Basic weighted average shares outstanding	221,898									4,793	226,691
Shares associated with unvested restricted stock awards	391									—	391
Diluted weighted average shares outstanding	222,289									4,793	227,082

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information July 30, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 27 hotels owned by the Company as of December 31, 2017, as well as results for the Fairmont Newport Beach and the Marriott Park City prior to their dispositions in February 2017 and June 2017, respectively.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(5)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(6)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(7)	Acquisition: Oceans Edge Resort & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(8)

Acquisition: Renaissance DC Space Rights represents the reduction in lease space rental expense payable to a third party due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the building in May 2018.

(9)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(10)

Issuance: Common Stock represents the 4,685,023 shares, the 191,832 shares and the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2017, July 2017 and second quarter of 2018, respectively. The 191,832 shares were sold at the end of June 2017, but due to customary settlement periods, the shares were not delivered until July 2017.

(11)

Pro Forma represents the Company's ownership results and prior ownership results for the 24 Hotel Comparable Portfolio, as well as the common stock issuances in 2017 and 2018, along with the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information July 30, 2018

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information July 30, 2018

Earnings Guidance for Q3 and FY 2018

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment, or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2018. The Company’s 2018 guidance does include anticipated displacement from the scheduled 2018 capital investment projects. The Company expects the negative impact of its 2018 capital investment projects to result in approximately 100 basis points less annual RevPAR growth and approximately $6 million to $8 million less Adjusted EBITDAre, excluding noncontrolling interest. The Company’s 2018 guidance does not anticipate any acceleration in business travel resulting from the recent federal tax cuts or other stimulus programs.

For the third quarter of 2018, the Company expects:

Metric	Quarter Ended September 30, 2018 Guidance (1)
Net Income ($ millions)	$84 to $88
24 Hotel Comparable Portfolio RevPAR Growth	+ 1.25% to + 3.25%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$79 to $82
Adjusted FFO Attributable to Common Stockholders ($ millions)	$62 to $65
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.27 to $0.29
Diluted Weighted Average Shares Outstanding	227,500,000

For the full year of 2018, the Company expects:

Metric	Prior Full Year 2018 Guidance (2)	Adjustments (3)	Adjusted Prior Full Year 2018 Guidance	Current Full Year 2018 Guidance (1)	Change in Full Year 2018 Guidance Midpoint
Net Income ($ millions)	$145 to $164	+ $48	$193 to $212	$193 to $210	- $1
24 Hotel Comparable Portfolio RevPAR Growth	0% to + 2.5%	―	0% to + 2.5%	+ 0.5% to + 2.5%	+ 0.25%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$310 to $328	- $5	$305 to $323	$310 to $326	+ $4
Adjusted FFO Attributable to Common Stockholders ($ millions)	$242 to $261	- $5	$237 to $256	$242 to $258	+ $4
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.07 to $1.16	- $0.02	$1.05 to $1.13	$1.07 to $1.14	+ $0.02
Diluted Weighted Average Shares Outstanding	225,000,000	+ 1,500,000	226,500,000	226,500,000	―

(1)	See page 28 for a detailed reconciliation.
(2)	Reflects guidance presented on May 7, 2018.
(3)

Adjustments reflect the operating results for the Hyatt Regency Newport Beach before its sale in July 2018, as well as the estimated gain on the sale of the hotel. Adjustments also reflect the acquisitions of certain space at the Renaissance Washington DC and the land underlying the JW Marriott New Orleans, both of which were previously leased from unaffiliated third parties, and the weighted average of the common shares issued during the second quarter 2018 under the Company's ATM Agreements.

EARNINGS GUIDANCE	Page 26

Supplemental Financial Information July 30, 2018

Earnings Guidance for Q3 and FY 2018 (cont.)

Third quarter and full year 2018 guidance are based in part on the following assumptions:

•	Full year 24 Hotel Comparable Portfolio RevPAR guidance is negatively impacted by approximately 100 basis points, resulting from planned 2018 capital investment projects.
•	Full year revenue displacement of $9 million to $11 million, related to planned 2018 capital investment projects.
•	Full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $6 million to $8 million, related to planned 2018 capital investment projects.
•

Full year 24 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline 50 basis points to 100 basis points, which is negatively impacted by approximately 40 basis points resulting from planned 2018 capital investment projects.

•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $21 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $45 million, including approximately $3 million in amortization of deferred financing fees, approximately $2 million of capital lease obligation interest and approximately $4 million noncash gain on derivatives.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 27

Supplemental Financial Information July 30, 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q3 and FY 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	September 30, 2018		December 31, 2018
(In thousands, except per share data)	Low	High	Low	High

Net income	$84,100	$87,600	$193,300	$210,200
Depreciation and amortization	36,100	36,000	146,200	146,000
Amortization of lease intangibles	100	100	300	300
Interest expense	12,600	12,400	45,200	44,800
Income tax provision, net	1,200	1,200	100	100
Gain on sale of assets, net	(53,000)	(53,100)	(68,700)	(68,800)
Impairment loss	—	—	1,400	1,400
Noncontrolling interest	(3,300)	(3,400)	(12,400)	(12,600)
Amortization of deferred stock compensation	2,100	2,100	9,000	9,000
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Capital lease obligation interest - cash ground rent	(600)	(600)	(2,400)	(2,400)
Hurricane-related insurance proceeds net of uninsured losses	—	—	(1,000)	(1,000)
Prior year property tax adjustments, net	—	—	100	100
Adjusted EBITDAre, excluding noncontrolling interest	$79,000	$82,000	$310,000	$326,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$84,100	$87,600	$193,300	$210,200
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	36,000	35,900	145,700	145,500
Amortization of lease intangibles	100	100	300	300
Gain on sale of assets, net	(53,000)	(53,100)	(68,700)	(68,800)
Impairment loss	—	—	1,400	1,400
Noncontrolling interest	(2,800)	(2,900)	(10,400)	(10,600)
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Noncash interest on derivatives and capital lease obligations, net	100	100	(4,100)	(4,100)
Hurricane-related insurance proceeds net of uninsured losses	—	—	(1,000)	(1,000)
Prior year property tax adjustments, net	—	—	100	100
Noncash income tax provision (benefit), net	1,000	1,000	(800)	(800)
Adjusted FFO attributable to common stockholders	$62,000	$65,200	$241,900	$258,300

Adjusted FFO attributable to common stockholders per diluted share	$0.27	$0.29	$1.07	$1.14

Diluted weighted average shares outstanding	227,500	227,500	226,500	226,500

EARNINGS GUIDANCE	Page 28

Supplemental Financial Information July 30, 2018

CAPITALIZATION

CAPITALIZATION	Page 29

Supplemental Financial Information July 30, 2018

Comparative Capitalization
Q2 2018 – Q2 2017

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2018	2018	2017	2017	2017

Common Share Price & Dividends
At the end of the quarter	$16.62	$15.22	$16.53	$16.07	$16.12
High during quarter ended	$17.52	$17.26	$17.44	$16.67	$16.72
Low during quarter ended	$14.42	$14.33	$15.90	$15.23	$14.89
Common dividends per share	$0.05	$0.05	$0.58	$0.05	$0.05

Common Shares & Units
Common shares outstanding	228,254	225,615	225,322	225,322	225,152
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	228,254	225,615	225,322	225,322	225,152

Capitalization
Market value of common equity	$3,793,586	$3,433,856	$3,724,567	$3,620,919	$3,629,453
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	986,638	988,510	990,402	992,149	994,759
Consolidated total capitalization	4,970,224	4,612,366	4,904,969	4,803,068	4,814,212

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(54,979)	(55,184)
Pro rata total capitalization	$4,915,224	$4,557,366	$4,849,969	$4,748,089	$4,759,028

Consolidated debt to total capitalization	19.9%	21.4%	20.2%	20.7%	20.7%
Pro rata debt to pro rata total capitalization	19.0%	20.5%	19.3%	19.7%	19.7%
Consolidated debt and preferred equity to total capitalization	23.7%	25.6%	24.1%	24.6%	24.6%
Pro rata debt and preferred equity to pro rata total capitalization	22.8%	24.7%	23.2%	23.7%	23.7%

CAPITALIZATION	Page 30

Supplemental Financial Information July 30, 2018

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2018	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$80,588	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	115,448	106,855
Term Loan Facility	Unsecured	3.39%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.65%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	84,499	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	61,103	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				766,638	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2023 (1)	220,000	220,000
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$986,638	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.7%
% Floating Rate Debt				22.3%
Average Interest Rate (2)				4.19%
Weighted Average Maturity of Debt (1)				5.6 years

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 4.9 years to 5.6 years.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at June 30, 2018, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 31

Supplemental Financial Information July 30, 2018

Consolidated Amortization and Debt Maturity Schedule

As of June 30, 2018

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2018 consolidated total capitalization as presented on page 30.

CAPITALIZATION	Page 32

Supplemental Financial Information July 30, 2018

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 33

Supplemental Financial Information July 30, 2018

Hotel Information as of July 30, 2018

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	9.88%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	8.80%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	6.70%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	6.67%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	6.48%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.16%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	4.54%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502	4.16%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.16%	100%	Fee Simple		2011
10	Hilton North Houston	Texas	Hilton	480	3.99%	100%	Fee Simple		2002
11	Hilton Times Square	New York	Hilton	478	3.97%	100%	Leasehold	2091	2006
12	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.48%	100%	Leasehold	2097	2012
13	Marriott Boston Long Wharf	Massachusetts	Marriott	415	3.45%	100%	Fee Simple		2007
14	Marriott Tysons Corner	Virginia	Marriott	396	3.29%	100%	Fee Simple		2002
15	Marriott Houston	Texas	Marriott	390	3.24%	100%	Fee Simple		2002
16	Renaissance Long Beach	California	Marriott	374	3.11%	100%	Fee Simple		2005
17	Embassy Suites Chicago	Illinois	Hilton	368	3.06%	100%	Fee Simple		2002
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.00%	100%	Fee Simple		2012
19	Renaissance Westchester	New York	Marriott	348	2.89%	100%	Fee Simple		2010
20	Embassy Suites La Jolla	California	Hilton	340	2.82%	100%	Fee Simple		2006
21	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.09%	100%	Fee Simple		2013
22	Marriott Portland	Oregon	Marriott	249	2.07%	100%	Fee Simple		2000
23	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.55%	100%	Leasehold	2096	1999
24	Oceans Edge Resort & Marina	Florida	Independent	175	1.45%	100%	Fee Simple		2017

	Total 24 Hotel Comparable Portfolio			12,046	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Hotel is subject to a municipal air rights lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.
(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 34

Supplemental Financial Information July 30, 2018

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information July 30, 2018

Property-Level Operating Statistics

Q2 2018/2017

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2018	2017	Variance	2018	2017	Variance	2018	2017	Variance
1	Hilton San Diego Bayfront	$249.81	$240.19	4.0%	87.7%	90.3%	-2.9%	$219.08	$216.89	1.0%
2	Boston Park Plaza	$239.85	$246.09	-2.5%	95.7%	95.0%	0.7%	$229.54	$233.79	-1.8%
3	Renaissance Washington DC	$259.55	$244.79	6.0%	89.2%	89.0%	0.2%	$231.52	$217.86	6.3%
4	Hyatt Regency San Francisco (1)	$299.99	$286.47	4.7%	90.9%	87.5%	3.9%	$272.69	$250.66	8.8%
5	Renaissance Orlando at SeaWorld ®	$164.80	$158.56	3.9%	79.2%	81.8%	-3.2%	$130.52	$129.70	0.6%
6	Renaissance Harborplace	$174.87	$176.52	-0.9%	76.9%	81.2%	-5.3%	$134.48	$143.33	-6.2%
7	Wailea Beach Resort	$388.92	$335.22	16.0%	91.3%	82.8%	10.3%	$355.08	$277.56	27.9%
8	Renaissance Los Angeles Airport (1)	$151.09	$159.88	-5.5%	89.2%	93.2%	-4.3%	$134.77	$149.01	-9.6%
9	JW Marriott New Orleans (1)	$218.45	$202.19	8.0%	64.6%	83.5%	-22.6%	$141.12	$168.83	-16.4%
10	Hilton North Houston	$100.05	$103.14	-3.0%	61.1%	64.3%	-5.0%	$61.13	$66.32	-7.8%
11	Hilton Times Square	$314.90	$295.88	6.4%	99.4%	99.4%	0.0%	$313.01	$294.10	6.4%
12	Hyatt Centric Magnificent Mile	$231.55	$223.86	3.4%	90.3%	90.1%	0.2%	$209.09	$201.70	3.7%
13	Marriott Boston Long Wharf (1)	$364.85	$361.11	1.0%	76.2%	90.7%	-16.0%	$278.02	$327.53	-15.1%
14	Marriott Tysons Corner	$179.43	$158.44	13.2%	83.9%	86.3%	-2.8%	$150.54	$136.73	10.1%
15	Marriott Houston	$85.49	$97.37	-12.2%	73.8%	72.0%	2.5%	$63.09	$70.11	-10.0%
16	Renaissance Long Beach	$187.74	$191.95	-2.2%	82.3%	80.9%	1.7%	$154.51	$155.29	-0.5%
17	Embassy Suites Chicago	$236.06	$231.48	2.0%	93.9%	94.0%	-0.1%	$221.66	$217.59	1.9%
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$215.99	$210.51	2.6%	91.3%	90.8%	0.6%	$197.20	$191.14	3.2%
19	Renaissance Westchester	$167.08	$161.67	3.3%	80.4%	79.7%	0.9%	$134.33	$128.85	4.3%
20	Embassy Suites La Jolla	$202.17	$192.50	5.0%	91.1%	87.8%	3.8%	$184.18	$169.02	9.0%
21	Hilton New Orleans St. Charles	$173.13	$166.04	4.3%	83.6%	90.0%	-7.1%	$144.74	$149.44	-3.1%
22	Marriott Portland	$188.63	$191.39	-1.4%	86.3%	86.7%	-0.5%	$162.79	$165.94	-1.9%
23	Courtyard by Marriott Los Angeles	$163.14	$181.00	-9.9%	95.0%	96.0%	-1.0%	$154.98	$173.76	-10.8%
24	Oceans Edge Resort & Marina	$236.71	$212.60	11.3%	93.4%	88.1%	6.0%	$221.09	$187.30	18.0%

	24 Hotel Comparable Portfolio (2)	$229.06	$220.77	3.8%	85.5%	87.0%	-1.7%	$195.85	$192.07	2.0%

(1)

Operating statistics for the second quarter of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport.

(2)

24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018, and also includes both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information July 30, 2018

Property-Level Operating Statistics

Q2 YTD 2018/2017

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2018	2017	Variance	2018	2017	Variance	2018	2017	Variance
1	Hilton San Diego Bayfront	$246.66	$244.00	1.1%	86.9%	86.3%	0.7%	$214.35	$210.57	1.8%
2	Boston Park Plaza	$206.60	$212.68	-2.9%	82.9%	78.9%	5.1%	$171.27	$167.80	2.1%
3	Renaissance Washington DC	$245.60	$249.70	-1.6%	81.8%	85.2%	-4.0%	$200.90	$212.74	-5.6%
4	Hyatt Regency San Francisco (1)	$299.87	$303.97	-1.3%	87.7%	86.7%	1.2%	$262.99	$263.54	-0.2%
5	Renaissance Orlando at SeaWorld ®	$177.95	$177.67	0.2%	81.0%	81.3%	-0.4%	$144.14	$144.45	-0.2%
6	Renaissance Harborplace	$163.47	$166.81	-2.0%	68.3%	77.1%	-11.4%	$111.65	$128.61	-13.2%
7	Wailea Beach Resort	$416.34	$352.73	18.0%	93.0%	84.8%	9.7%	$387.20	$299.12	29.4%
8	Renaissance Los Angeles Airport (1)	$151.82	$160.67	-5.5%	85.3%	91.5%	-6.8%	$129.50	$147.01	-11.9%
9	JW Marriott New Orleans (1)	$218.12	$209.78	4.0%	74.5%	84.5%	-11.8%	$162.50	$177.26	-8.3%
10	Hilton North Houston	$103.07	$107.89	-4.5%	66.5%	66.1%	0.6%	$68.54	$71.32	-3.9%
11	Hilton Times Square	$266.45	$253.02	5.3%	99.3%	99.3%	0.0%	$264.58	$251.25	5.3%
12	Hyatt Chicago Magnificent Mile	$187.96	$187.32	0.3%	82.0%	76.1%	7.8%	$154.13	$142.55	8.1%
13	Marriott Boston Long Wharf (1)	$325.20	$302.49	7.5%	59.0%	85.7%	-31.2%	$191.87	$259.23	-26.0%
14	Marriott Tysons Corner	$172.66	$159.97	7.9%	76.9%	79.6%	-3.4%	$132.78	$127.34	4.3%
15	Marriott Houston	$91.31	$100.95	-9.5%	76.1%	74.4%	2.3%	$69.49	$75.11	-7.5%
16	Renaissance Long Beach	$190.48	$192.20	-0.9%	83.1%	81.4%	2.1%	$158.29	$156.45	1.2%
17	Embassy Suites Chicago	$190.02	$188.03	1.1%	86.9%	85.5%	1.6%	$165.13	$160.77	2.7%
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$167.70	$170.83	-1.8%	84.6%	78.5%	7.8%	$141.87	$134.10	5.8%
19	Renaissance Westchester	$158.69	$155.82	1.8%	75.1%	70.8%	6.1%	$119.18	$110.32	8.0%
20	Embassy Suites La Jolla	$196.58	$192.18	2.3%	87.5%	83.8%	4.4%	$172.01	$161.05	6.8%
21	Hilton New Orleans St. Charles	$184.16	$175.93	4.7%	83.3%	88.5%	-5.9%	$153.41	$155.70	-1.5%
22	Marriott Portland	$177.52	$183.04	-3.0%	83.6%	83.4%	0.2%	$148.41	$152.66	-2.8%
23	Courtyard by Marriott Los Angeles	$163.77	$178.14	-8.1%	95.3%	95.6%	-0.3%	$156.07	$170.30	-8.4%
24	Oceans Edge Resort & Marina	$263.26	$232.22	13.4%	92.2%	88.4%	4.3%	$242.73	$205.28	18.2%

	24 Hotel Comparable Portfolio (2)	$217.78	$214.08	1.7%	82.0%	82.8%	-1.0%	$178.58	$177.26	0.7%

(1)

Operating statistics for the first half of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport.

(2)

24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018, and also includes both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information July 30, 2018

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information July 30, 2018

Operating Statistics by Brand
Q2 and YTD 2018/2017

		For the Three Months Ended June 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	13	81.8%	$215.55	$176.32	84.6%	$206.98	$175.11	0.7%
Hilton	7	86.7%	$229.92	$199.34	88.1%	$220.68	$194.42	2.5%
Hyatt (2)	2	90.7%	$276.65	$250.92	88.4%	$264.60	$233.91	7.3%
Other (3)	2	95.4%	$239.42	$228.41	94.0%	$241.64	$227.14	0.6%

24 Hotel Comparable Portfolio (4)	24	85.5%	$229.06	$195.85	87.0%	$220.77	$192.07	2.0%

		For the Six Months Ended June 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	13	79.0%	$212.82	$168.13	82.5%	$206.96	$170.74	-1.5%
Hilton	7	85.4%	$210.63	$179.88	84.3%	$207.35	$174.80	2.9%
Hyatt (2)	2	85.8%	$263.21	$225.83	83.1%	$267.36	$222.18	1.6%
Other (3)	2	84.2%	$215.38	$181.35	80.2%	$215.57	$172.89	4.9%

24 Hotel Comparable Portfolio (4)	24	82.0%	$217.78	$178.58	82.8%	$214.08	$177.26	0.7%

(1)	Marriott excludes the Marriott Park City, sold in June 2017, as well as the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018.
(2)	Hyatt excludes the Hyatt Regency Newport Beach, sold in July 2018.
(3)

Other includes the Boston Park Plaza as well as both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. Other excludes the Fairmont Newport Beach sold in February 2017.

(4)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information July 30, 2018

24 Hotel Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDAre Contribution by Brand

Hyatt
10.6%
Regency 8.5%
Centric 2.1%
Hotels 2
Rooms 1,223
Hilton
28.2%
Hilton 20.5%
Embassy Suites 5.8%
Hilton Garden Inn 1.9%
Hotels 7
Rooms 3,469
Independent
10.4%
Marriott
50.8%
Renaissance 24.2%
Marriott 21.6%
JW Marriott 3.8%
Courtyard 1.2%
Hotels 13
Rooms 6,118

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 40

Supplemental Financial Information July 30, 2018

Operating Statistics by Region
Q2 and YTD 2018/2017

		For the Three Months Ended June 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	88.8%	$231.01	$205.14	89.1%	$225.52	$200.94	2.1%
Other West (2)	4	77.7%	$222.91	$173.20	75.5%	$200.51	$151.39	14.4%
Midwest	3	91.8%	$228.16	$209.45	91.6%	$222.21	$203.54	2.9%
East (3)	11	84.5%	$229.67	$194.07	88.1%	$222.65	$196.15	-1.1%

24 Hotel Comparable Portfolio (4)	24	85.5%	$229.06	$195.85	87.0%	$220.77	$192.07	2.0%

		For the Six Months Ended June 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	87.0%	$229.69	$199.83	86.9%	$230.88	$200.63	-0.4%
Other West (2)	4	80.0%	$231.67	$185.34	76.8%	$207.26	$159.18	16.4%
Midwest	3	84.4%	$182.25	$153.82	79.9%	$182.47	$145.79	5.5%
East (3)	11	79.3%	$213.62	$169.40	82.8%	$211.62	$175.22	-3.3%

24 Hotel Comparable Portfolio (4)	24	82.0%	$217.78	$178.58	82.8%	$214.08	$177.26	0.7%

(1)	California excludes the Hyatt Regency Newport Beach and Fairmont Newport Beach, sold in July 2018 and February 2017, respectively.
(2)	Other West excludes the Marriott Park City, sold in June 2017.
(3)

East includes prior ownership results obtained by the Company from the previous owner of the Oceans Edge Resort & Marina during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. East excludes the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018.

(4)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 41

Supplemental Financial Information July 30, 2018

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre
Q2 and YTD 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	(In thousands)	2018	2017		2018	2017
		Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change	Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change
1	Hilton San Diego Bayfront (1)	$13,728	$12,839	7%	$27,512	$25,888	6%
2	Boston Park Plaza	11,596	11,720	-1%	11,275	11,614	-3%
3	Renaissance Washington DC (3)	10,054	8,697	16%	14,690	16,053	-8%
4	Hyatt Regency San Francisco (3)	8,080	7,095	14%	14,935	14,870	0%
5	Renaissance Orlando at SeaWorld ®	6,643	6,656	0%	16,812	15,506	8%
6	Renaissance Harborplace	3,881	4,297	-10%	4,986	6,612	-25%
7	Wailea Beach Resort	10,197	7,275	40%	22,842	15,930	43%
8	Renaissance Los Angeles Airport (3)	2,030	2,493	-19%	3,561	4,603	-23%
9	JW Marriott New Orleans (3)	2,703	4,134	-35%	7,289	9,130	-20%
10	Hilton North Houston	447	504	-11%	1,403	1,449	-3%
11	Hilton Times Square	3,616	3,532	2%	3,707	3,718	0%
12	Hyatt Centric Chicago Magnificent Mile (3)	3,225	3,918	-18%	2,410	2,969	-19%
13	Marriott Boston Long Wharf (3)	6,260	7,836	-20%	4,965	10,397	-52%
14	Marriott Tysons Corner	2,678	2,355	14%	4,352	4,072	7%
15	Marriott Houston	380	487	-22%	1,157	1,328	-13%
16	Renaissance Long Beach	2,389	2,451	-3%	4,815	4,851	-1%
17	Embassy Suites Chicago (3)	3,511	3,661	-4%	3,843	4,423	-13%
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,700	2,739	-1%	2,479	2,707	-8%
19	Renaissance Westchester	1,412	1,564	-10%	1,417	1,547	-8%
20	Embassy Suites La Jolla	2,939	2,660	10%	5,193	4,915	6%
21	Hilton New Orleans St. Charles	1,491	1,568	-5%	3,221	3,376	-5%
22	Marriott Portland	1,884	1,950	-3%	3,174	3,406	-7%
23	Courtyard by Marriott Los Angeles	908	1,345	-32%	1,886	2,528	-25%
24	Oceans Edge Resort & Marina (3)	1,832	1,300	41%	4,905	2,478	98%

	24 Hotel Comparable Portfolio (4)	104,584	103,076	1%	172,829	174,370	-1%

	Less: Prior Ownership Results (5)
	Oceans Edge Resort & Marina	—	(1,300)	N/A	—	(2,478)	N/A

	Add: Sold Hotels (6)
	Fairmont Newport Beach	—	—	—	—	1,019	-100%
	Marriott Park City	—	(324)	100%	—	2,146	-100%
	Marriott Philadelphia	—	1,785	-100%	(352)	2,624	-113%
	Marriott Quincy	—	3,070	-100%	(591)	3,641	-116%
	Hyatt Regency Newport Beach (3)	2,803	3,026	-7%	5,008	5,426	-8%

	Actual Portfolio (7)	$107,387	$109,333	-2%	$176,894	$186,748	-5%

*Footnotes on page 44

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre
Q2 and YTD 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 47, 48, 50 and 51.
(3)

Hotel Adjusted EBITDAre for both the second quarter and the first six months of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. Hotel Adjusted EBITDAre for the second quarter of 2018 is also impacted by a total of $0.1 million in non-current year property tax (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(55,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre for the first six months of 2018 is also impacted by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); Hyatt Regency Newport Beach $5,000; and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre for the second quarter and the first six months of 2017 is impacted by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; and Hyatt Centric Chicago Magnificent Mile $0.3 million.

(4)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018.
(5)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(6)

Sold Hotels include the Hyatt Regency Newport Beach, sold in July 2018, the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018, the Marriott Park City, sold in June 2017, and the Fairmont Newport Beach, sold in February 2017.

(7)

Actual Portfolio for the three and six months ended June 30, 2018 includes all 25 hotels owned as of June 30, 2018, plus the Sold Hotels as applicable. Actual Portfolio for the three and six months ended June 30, 2017 includes all 26 hotels owned as of June 30, 2017, plus the Sold Hotels as applicable.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Margins
Q2 and YTD 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Six Months Ended June 30,
		2018	2017		2018	2017
		Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps	Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps
1	Hilton San Diego Bayfront (1)	34.7%	33.6%	110 bps	34.3%	34.0%	30 bps
2	Boston Park Plaza	38.6%	40.1%	(150) bps	25.2%	26.8%	(160) bps
3	Renaissance Washington DC (2)	37.3%	35.6%	170 bps	31.7%	34.2%	(250) bps
4	Hyatt Regency San Francisco (2)	27.8%	26.9%	90 bps	26.6%	27.1%	(50) bps
5	Renaissance Orlando at SeaWorld ®	34.2%	34.9%	(70) bps	37.3%	36.8%	50 bps
6	Renaissance Harborplace	31.7%	33.4%	(170) bps	23.9%	28.2%	(430) bps
7	Wailea Beach Resort	38.8%	34.2%	460 bps	41.2%	36.2%	500 bps
8	Renaissance Los Angeles Airport (2)	25.4%	28.9%	(350) bps	23.1%	27.6%	(450) bps
9	JW Marriott New Orleans (2)	32.1%	40.5%	(840) bps	38.2%	42.4%	(420) bps
10	Hilton North Houston	10.6%	11.2%	(60) bps	15.0%	15.1%	(10) bps
11	Hilton Times Square	25.0%	26.0%	(100) bps	15.1%	16.0%	(90) bps
12	Hyatt Centric Chicago Magnificent Mile (2)	30.1%	35.4%	(530) bps	15.0%	18.8%	(380) bps
13	Marriott Boston Long Wharf (2)	41.1%	46.1%	(500) bps	23.2%	37.5%	(1,430) bps
14	Marriott Tysons Corner	38.6%	37.0%	160 bps	34.9%	34.5%	40 bps
15	Marriott Houston	13.3%	15.0%	(170) bps	18.4%	19.2%	(80) bps
16	Renaissance Long Beach	33.4%	34.8%	(140) bps	32.9%	33.7%	(80) bps
17	Embassy Suites Chicago (2)	41.5%	43.8%	(230) bps	30.1%	35.1%	(500) bps
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	38.1%	40.2%	(210) bps	24.0%	28.0%	(400) bps
19	Renaissance Westchester	21.3%	24.3%	(300) bps	12.4%	14.4%	(200) bps
20	Embassy Suites La Jolla	44.3%	42.6%	170 bps	41.9%	41.9%	— bps
21	Hilton New Orleans St. Charles	39.6%	41.3%	(170) bps	41.1%	42.8%	(170) bps
22	Marriott Portland	43.6%	44.7%	(110) bps	40.0%	42.1%	(210) bps
23	Courtyard by Marriott Los Angeles	28.7%	38.2%	(950) bps	30.0%	37.1%	(710) bps
24	Oceans Edge Resort & Marina (2) (3)	34.8%	31.5%	330 bps	41.6%	30.6%	1,100 bps

	24 Hotel Comparable Portfolio (4)	34.1%	34.7%	(60) bps	30.4%	31.5%	(110) bps

	24 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net (5)	34.1%	34.7%	(60) bps	30.4%	31.5%	(110) bps

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Margins
Q2 and YTD 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDAre Margins for both the second quarter and the first six months of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. Hotel Adjusted EBITDAre Margins for the second quarter of 2018 are also impacted by a total of $0.1 million in non-current year property tax (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(55,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre Margins for the first six months of 2018 are also impacted by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $0.1 million in non-current year property tax (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre Margins for the second quarter and the first six months of 2017 are impacted by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; and Hyatt Centric Chicago Magnificent Mile $0.3 million.

(3)

Includes results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(4)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018.
(5)

24 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net represents the 24 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Reconciliation Q2 2018

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$39,602	$9,506	$(290)	$2,558	$1,954	$13,728	34.7%
2	Boston Park Plaza	30,017	6,987	—	4,609	—	11,596	38.6%
3	Renaissance Washington DC (3)	26,964	5,861	—	2,449	1,744	10,054	37.3%
4	Hyatt Regency San Francisco (3)	29,087	5,031	—	3,049	—	8,080	27.8%
5	Renaissance Orlando at SeaWorld ®	19,419	4,483	—	2,160	—	6,643	34.2%
6	Renaissance Harborplace	12,258	2,427	—	1,454	—	3,881	31.7%
7	Wailea Beach Resort	26,280	6,143	—	4,054	—	10,197	38.8%
8	Renaissance Los Angeles Airport (3)	7,991	1,095	—	935	—	2,030	25.4%
9	JW Marriott New Orleans (3)	8,416	790	(5)	1,015	903	2,703	32.1%
10	Hilton North Houston	4,198	208	—	239	—	447	10.6%
11	Hilton Times Square	14,444	(207)	66	2,553	1,204	3,616	25.0%
12	Hyatt Centric Chicago Magnificent Mile (3)	10,702	1,743	—	1,482	—	3,225	30.1%
13	Marriott Boston Long Wharf (3)	15,222	3,738	—	2,522	—	6,260	41.1%
14	Marriott Tysons Corner	6,940	2,017	—	661	—	2,678	38.6%
15	Marriott Houston	2,862	104	—	276	—	380	13.3%
16	Renaissance Long Beach	7,159	1,530	—	859	—	2,389	33.4%
17	Embassy Suites Chicago (3)	8,469	2,785	—	726	—	3,511	41.5%
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	7,084	1,911	—	789	—	2,700	38.1%
19	Renaissance Westchester	6,644	474	—	938	—	1,412	21.3%
20	Embassy Suites La Jolla	6,638	1,269	—	1,022	648	2,939	44.3%
21	Hilton New Orleans St. Charles	3,769	889	—	602	—	1,491	39.6%
22	Marriott Portland	4,320	1,486	—	398	—	1,884	43.6%
23	Courtyard by Marriott Los Angeles	3,167	647	—	261	—	908	28.7%
24	Oceans Edge Resort & Marina	5,260	1,072	16	744	—	1,832	34.8%

	24 Hotel Comparable Portfolio (4)	306,912	61,989	(213)	36,355	6,453	104,584	34.1%

	Add: Sold Hotels (5)
	Hyatt Regency Newport Beach	10,514	1,914	—	889	—	2,803	26.7%

	Actual Portfolio (6)	$317,426	$63,903	$(213)	$37,244	$6,453	$107,387	33.8%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Reconciliation Q2 2017

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$38,243	$8,728	$(289)	$2,448	$1,952	$12,839	33.6%
2	Boston Park Plaza	29,239	6,529	—	5,191	—	11,720	40.1%
3	Renaissance Washington DC	24,414	4,412	—	2,500	1,785	8,697	35.6%
4	Hyatt Regency San Francisco	26,389	4,040	—	3,055	—	7,095	26.9%
5	Renaissance Orlando at SeaWorld ®	19,049	4,429	—	2,227	—	6,656	34.9%
6	Renaissance Harborplace	12,878	2,853	—	1,444	—	4,297	33.4%
7	Wailea Beach Resort	21,270	3,087	—	4,188	—	7,275	34.2%
8	Renaissance Los Angeles Airport	8,637	1,769	—	724	—	2,493	28.9%
9	JW Marriott New Orleans	10,207	2,247	(5)	972	920	4,134	40.5%
10	Hilton North Houston	4,501	(313)	—	817	—	504	11.2%
11	Hilton Times Square	13,577	(318)	72	2,567	1,211	3,532	26.0%
12	Hyatt Centric Chicago Magnificent Mile (8)	11,077	2,476	—	1,442	—	3,918	35.4%
13	Marriott Boston Long Wharf	17,013	5,814	—	2,022	—	7,836	46.1%
14	Marriott Tysons Corner	6,361	1,609	—	746	—	2,355	37.0%
15	Marriott Houston	3,244	(82)	—	569	—	487	15.0%
16	Renaissance Long Beach	7,052	1,649	—	802	—	2,451	34.8%
17	Embassy Suites Chicago (8)	8,355	2,763	—	898	—	3,661	43.8%
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile (8)	6,808	1,962	—	777	—	2,739	40.2%
19	Renaissance Westchester	6,432	708	—	856	—	1,564	24.3%
20	Embassy Suites La Jolla	6,237	978	—	1,021	661	2,660	42.6%
21	Hilton New Orleans St. Charles	3,797	979	—	589	—	1,568	41.3%
22	Marriott Portland	4,367	1,542	—	408	—	1,950	44.7%
23	Courtyard by Marriott Los Angeles	3,517	1,055	—	290	—	1,345	38.2%
24	Oceans Edge Resort & Marina	4,126	569	—	731	—	1,300	31.5%

	24 Hotel Comparable Portfolio (4)	296,790	59,485	(222)	37,284	6,529	103,076	34.7%

	Less: Prior Ownership Results (9)
	Oceans Edge Resort & Marina	(4,126)	(569)	—	(731)	—	(1,300)	31.5%

	Add: Sold Hotels (5)
	Marriott Park City	1,244	(500)	—	176	—	(324)	-26.0%
	Marriott Philadelphia	5,141	1,160	—	625	—	1,785	34.7%
	Marriott Quincy	8,825	1,905	—	1,165	—	3,070	34.8%
	Hyatt Regency Newport Beach	10,900	2,148	—	878	—	3,026	27.8%

	Actual Portfolio (6)	$318,774	$63,629	$(222)	$39,397	$6,529	$109,333	34.3%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Reconciliation
Q2 2018/2017 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended June 30, 2018 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $16,000 in hurricane-related uninsured losses at the Oceans Edge Resort & Marina.

(3)

Hotel Adjusted EBITDAre for the second quarter of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport, and by a total of $0.1 million in non-current year property tax (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(55,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); and Renaissance Washington DC $(4,000).

(4)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018.
(5)

Sold Hotels for both the second quarters of 2018 and 2017 include results for the Hyatt Regency Newport Beach, sold in July 2018. Sold Hotels for the second quarter of 2017 also include results for the Marriott Park City, sold in June 2017, and the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018.

(6)

Actual Portfolio for the second quarter of 2018 includes all 25 hotels owned by the Company as of June 30, 2018.  Actual Portfolio for the second quarter of 2017 includes all 26 hotels owned by the Company as of June 30, 2017, plus results generated by the Marriott Park City before its sale in June 2017.

(7)

Other Adjustments for the three months ended June 30, 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(8)

Hotel Adjusted EBITDAre for the second quarter of 2017 is impacted by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; and Hyatt Centric Chicago Magnificent Mile $0.3 million.

(9)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Reconciliation Q2 YTD 2018

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$80,110	$19,285	$(579)	$5,110	$3,696	$27,512	34.3%
2	Boston Park Plaza	44,664	2,117	—	9,158	—	11,275	25.2%
3	Renaissance Washington DC (3)	46,312	6,307	—	4,884	3,499	14,690	31.7%
4	Hyatt Regency San Francisco (3)	56,185	8,979	—	5,956	—	14,935	26.6%
5	Renaissance Orlando at SeaWorld ®	45,131	12,481	—	4,331	—	16,812	37.3%
6	Renaissance Harborplace	20,851	2,083	—	2,903	—	4,986	23.9%
7	Wailea Beach Resort	55,476	14,754	—	8,088	—	22,842	41.2%
8	Renaissance Los Angeles Airport (3)	15,447	1,835	—	1,726	—	3,561	23.1%
9	JW Marriott New Orleans (3)	19,091	3,472	(4)	2,017	1,804	7,289	38.2%
10	Hilton North Houston	9,367	941	2	460	—	1,403	15.0%
11	Hilton Times Square	24,566	(3,940)	136	5,112	2,399	3,707	15.1%
12	Hyatt Centric Chicago Magnificent Mile (3)	16,094	(572)	—	2,982	—	2,410	15.0%
13	Marriott Boston Long Wharf (3)	21,398	262	—	4,703	—	4,965	23.2%
14	Marriott Tysons Corner	12,478	2,984	—	1,368	—	4,352	34.9%
15	Marriott Houston	6,286	592	2	563	—	1,157	18.4%
16	Renaissance Long Beach	14,649	3,104	—	1,711	—	4,815	32.9%
17	Embassy Suites Chicago (3)	12,783	2,351	—	1,492	—	3,843	30.1%
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	10,315	902	—	1,577	—	2,479	24.0%
19	Renaissance Westchester	11,405	(398)	—	1,815	—	1,417	12.4%
20	Embassy Suites La Jolla	12,389	1,850	—	2,050	1,293	5,193	41.9%
21	Hilton New Orleans St. Charles	7,842	2,023	—	1,198	—	3,221	41.1%
22	Marriott Portland	7,929	2,371	—	803	—	3,174	40.0%
23	Courtyard by Marriott Los Angeles	6,292	1,332	—	554	—	1,886	30.0%
24	Oceans Edge Resort & Marina (3)	11,799	3,320	81	1,504	—	4,905	41.6%

	24 Hotel Comparable Portfolio (4)	568,859	88,435	(362)	72,065	12,691	172,829	30.4%

	Add: Sold Hotels (5)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%
	Hyatt Regency Newport Beach (3)	19,390	3,235	—	1,773	—	5,008	25.8%

	Actual Portfolio (6)	$588,852	$90,727	$(362)	$73,838	$12,691	$176,894	30.0%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Reconciliation Q2 YTD 2017

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$76,058	$16,738	$(579)	$5,947	$3,782	$25,888	34.0%
2	Boston Park Plaza	43,279	1,313	—	10,301	—	11,614	26.8%
3	Renaissance Washington DC	46,881	7,483	—	4,991	3,579	16,053	34.2%
4	Hyatt Regency San Francisco	54,815	8,793	—	6,077	—	14,870	27.1%
5	Renaissance Orlando at SeaWorld ®	42,088	11,059	—	4,447	—	15,506	36.8%
6	Renaissance Harborplace	23,409	3,637	—	2,975	—	6,612	28.2%
7	Wailea Beach Resort	43,990	7,716	—	8,214	—	15,930	36.2%
8	Renaissance Los Angeles Airport	16,687	3,190	—	1,413	—	4,603	27.6%
9	JW Marriott New Orleans	21,519	5,167	(4)	2,133	1,834	9,130	42.4%
10	Hilton North Houston	9,620	(186)	—	1,635	—	1,449	15.1%
11	Hilton Times Square	23,257	(3,971)	149	5,128	2,412	3,718	16.0%
12	Hyatt Centric Chicago Magnificent Mile (8)	15,788	90	—	2,879	—	2,969	18.8%
13	Marriott Boston Long Wharf	27,717	6,089	—	4,035	273	10,397	37.5%
14	Marriott Tysons Corner	11,819	2,576	—	1,496	—	4,072	34.5%
15	Marriott Houston	6,913	188	—	1,140	—	1,328	19.2%
16	Renaissance Long Beach	14,394	3,249	—	1,602	—	4,851	33.7%
17	Embassy Suites Chicago (8)	12,601	2,627	—	1,796	—	4,423	35.1%
18	Hilton Garden Inn Chicago Downtown/Magnificent Mile (8)	9,659	1,159	—	1,548	—	2,707	28.0%
19	Renaissance Westchester	10,711	(166)	—	1,713	—	1,547	14.4%
20	Embassy Suites La Jolla	11,736	1,557	—	2,040	1,318	4,915	41.9%
21	Hilton New Orleans St. Charles	7,895	2,184	—	1,192	—	3,376	42.8%
22	Marriott Portland	8,096	2,609	—	797	—	3,406	42.1%
23	Courtyard by Marriott Los Angeles	6,822	1,948	—	580	—	2,528	37.1%
24	Oceans Edge Resort & Marina	8,106	1,015	—	1,463	—	2,478	30.6%

	24 Hotel Comparable Portfolio (4)	553,860	86,064	(434)	75,542	13,198	174,370	31.5%

	Less: Prior Ownership Results (9)
	Oceans Edge Resort & Marina	(8,106)	(1,015)	—	(1,463)	—	(2,478)	30.6%

	Add: Sold Hotels (5)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%
	Marriott Park City	6,440	1,447	—	699	—	2,146	33.3%
	Marriott Philadelphia	9,261	1,371	—	1,253	—	2,624	28.3%
	Marriott Quincy	14,312	1,349	—	2,292	—	3,641	25.4%
	Hyatt Regency Newport Beach	20,191	3,673	—	1,753	—	5,426	26.9%

	Actual Portfolio (6)	$599,499	$93,908	$(434)	$80,076	$13,198	$186,748	31.2%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information July 30, 2018

Property-Level Adjusted EBITDAre Reconciliation
Q2 YTD 2018/2017 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the six months ended June 30, 2018 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.6) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $85,000 in hurricane-related uninsured losses at the Marriott Houston, Hilton North Houston and Oceans Edge Resort & Marina.

(3)

Hotel Adjusted EBITDAre for the first six months of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport, by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); Hyatt Regency Newport Beach $5,000; and Renaissance Washington DC $(4,000).

(4)	24 Hotel Comparable Portfolio includes all hotels owned by the Company as of June 30, 2018, with the exception of the Hyatt Regency Newport Beach due to its sale in July 2018.
(5)

Sold Hotels for both the first six months of 2018 and 2017 include results for the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018, and the Hyatt Regency Newport Beach, sold in July 2018. Sold Hotels for the first six months of 2017 also include results for the Fairmont Newport Beach and Marriott Park City, sold in February 2017 and June 2017, respectively.

(6)

Actual Portfolio for the first six months of 2018 includes all 25 hotels owned by the Company as of June 30, 2018, plus results generated by the Marriott Philadelphia and Marriott Quincy before their sale in January 2018. Actual Portfolio for the first six months of 2017 includes all 26 hotels owned by the Company as of June 30, 2017, plus results generated by the Fairmont Newport Beach and Marriott Park City before their sales in February 2017 and June 2017, respectively.

(7)

Other Adjustments for the six months ended June 30, 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; and a total of $(0.6) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(8)

Hotel Adjusted EBITDAre for the first six months of 2017 is impacted by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; and Hyatt Centric Chicago Magnificent Mile $0.3 million.

(9)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52